SUPPLEMENTAL INDENTURE

dated as of April 27, 2007

among

VITRO, S.A.B. de C.V.,

The Guarantors Party Hereto

and

THE BANK OF NEW YORK,
as Trustee, Registrar and Paying Agent

9.125%
Senior Notes due
2017

This Supplemental Indenture, dated as of April 27, 2007, (this "Supplemental Indenture"), among Vitro, S.A.B. de C.V., a Mexican corporation (sociedad anonima bursatil de capital variable) (together with its successors and assigns, the "Company"), each of the Subsidiaries identified under the caption "NEW GUARANTORS" on the signature pages hereto (individually, a "New Guarantor" and collectively, the "New Guarantors"), each of the Subsidiaries identified under the caption "EXISTING GUARANTORS" on the signature pages hereto (individually, an "Existing Guarantor" and collectively, the "Existing Guarantors"), and The Bank of New York, as Trustee (the "Trustee"), registrar (the "Registrar") and paying agent (the "Paying Agent").

RECITALS

WHEREAS, the Company, the Existing Guarantors and the Trustee entered into the Indenture, dated as of February 1, 2007 (the "Indenture"), relating to the Company's 9.125% Senior Notes due 2017 (the "Notes");

WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Company agreed pursuant to the Indenture to cause the New Guarantors to provide Note Guaranties.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. Each New Guarantor, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof.

Section 3. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 4. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 5. This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture will henceforth be read together.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.
VITRO, S.A.B. de C.V., as Issuer
By:
Name:
Title:
By:
Name:
Title:

NEW GUARANTORS

Vidrio Plano, S.A. de C.V.;

Distribuidora de Vidrio y Cristal, S.A. de C.V.;

Vidrio Plano de Mexicali, S.A. de C.V.;

Vitemco Venezuela, S.A.;

Vitro Panama, S.A.;

Servicios y Operaciones Financieras Vitro, S.A. de C.V.; and

Vitemco Ecuador, S.A.

By:
	Name:	Ramon Leal Chapa
	Title:	Attorney in Fact
By:
	Name:	Rafael Colome Carrasco
	Title:	Attorney in Fact

EXISTING GUARANTORS

VIMEXICO, S.A. DE C.V.;

VITRO ENVASES NORTEAMERICA, S.A. DE C.V.;

VITRO CORPORATIVO, S.A. DE C.V.;

VITRO ENVASES HOLDING, S.A. DE C.V.;

TALLER DE COLECCION VITRO, S.A. DE C.V.;

SERVICIOS CORPORATIVOS DE EDIFICACIONES, S.A. DE C.V.;

VIDRIERA MONTERREY, S.A. DE C.V.;

VIDRIERA LOS REYES, S.A. DE C.V.;

VIDRIERA GUADALAJARA, S.A. DE C.V.;

VIDRIERA QUERETARO, S.A. DE C.V.;

VIDRIERA MEXICO, S.A. DE C.V.;

VIDRIERA TOLUCA, S.A. DE C.V.;

COMPANIA VIDRIERA, S.A. DE C.V.;

FABRICACION DE MAQUINAS, S.A. DE C.V.;

SERVICIOS INTEGRALES DE ACABADOS, S.A. DE C.V.;

INMOBILIARIA LOMA DEL TORO, S.A. DE C.V.;

INDUSTRIA DEL ALCALI, S.A. DE C.V.;

COMERCIALIZADORA ALCALI, S. DE R.L. DE C.V.;

VIDRIO LUX, S.A.;

VITRO PACKAGING, INC.;

CENTRO DE TECNOLOGIA VIDRIERA, LTD.;

VITRO EUROPA, LTD.;

AMERICAN ASSET HOLDINGS, CORP.;

CRISA HOLDINGS CORP.;

TROPER INC.;

IMPERIAL ARTS CORP.;

TROPER SERVICES, INC.;

SFK INDUSTRIES, INC.;

ALLIANCE PRECISION PRODUCTS CORPORATION;

AMSILCO HOLDINGS, INC.;

BBO HOLDINGS, INC.;

CRISA CORP.;

VK CORP.;

VITRO AUTOMOTRIZ, S.A. DE C.V.;

VITRO FLEX, S.A. DE C.V.;

DISTRIBUIDORA NACIONAL DE VIDRIO, S.A. DE C.V.;

VITRO VIDRIO Y CRISTAL, S.A. DE C.V.;

VITRO FLOTADO CUBIERTAS, S.A. DE C.V.;

DISTRIBUIDOR VIDRIERO LAN, S.A. DE C.V.;

VITROCAR, S.A. DE C.V.;

CRISTALES INASTILLABLES DE MEXICO, S.A. DE C.V.;

VIDRIO PLANO DE MEXICO, S.A. DE C.V.;

VVP HOLDINGS CORP.;

VVP SYNDICATION, INC.;

VVP AUTOGLASS, INC.;

VITRO AMERICA, INC.;

SUPER SKY PRODUCTS, INC.;

SUPER SKY INTERNATIONAL, INC.;

VVP FINANCE CORP.;

SUPER SKY CONSTRUCTORS, INC.;

VITRO COLOMBIA, S.A.;

VVP EUROPA HOLDINGS, B.V.;

VITRO DO BRASIL INDUSTRIA E COMERCIO, LTDA.;

ORIENTAL GLASS, INC.;

VITRO CHEMICALS, FIBERS AND MINING, INC.;

VITROSA HOLDING, LTD.; AND

VITRO GLOBAL, LTD.

By:
	Name:	Ramon Leal Chapa
	Title:	Attorney in Fact
By:
	Name:	Rafael Colome Carrasco
	Title:	Attorney in Fact

THE BANK OF NEW YORK, as Trustee, Registrar and Paying Agent
By:
Name:
Title: